UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2006

CanWest Petroleum Corporation
(Exact name of registrant as specified in its charter)

Colorado	0-27659	98-0461154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 - 475 Howe Street, Vancouver, British Columbia, Canada	V6C 2B3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 685-8355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 18, 2006, Thornton Donaldson and William Timmins resigned from the Board of Directors of CanWest Petroleum Corporation (the “Company”), effective as of such date. Mr. Donaldson’s and Mr. Timmins’ departure is not related to any disagreement with the Company or with the Company’s operations, policies, or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated May 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CanWest Petroleum Corporation (Registrant)

Date: May 18, 2006	By:	/s/ T. Murray Wilson
Name: T. Murray Wilson Title: Chief Executive Officer